Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Donald F. Dillon
Donald F. Dillon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 13th day of November, 2007.

/s/ Daniel P. Kearney
Daniel P. Kearney

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of October, 2007.

/s/ Gerald J. Levy
Gerald J. Levy

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 2nd day of November, 2007.

/s/ Glenn M. Renwick
Glenn M. Renwick

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 31st day of October, 2007.

/s/ Kim M. Robak
Kim M. Robak

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 1st day of November, 2007.

/s/ Doyle R. Simons
Doyle R. Simons

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffery W. Yabuki, President and Chief Executive Officer, Thomas J. Hirsch, Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary, and Charles W. Sprague, Executive Vice President, General Counsel, Chief Administrative Officer and Secretary, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3 and any amendments (including post-effective amendments) or supplements thereto relating to the offering from time to time by Fiserv, Inc. (the “Company”) of shares of common stock, stock purchase contracts, stock purchase units, warrants, shares of preferred stock and debt securities of the Company and guarantees of the Company’s debt securities by certain subsidiaries of the Company (collectively, the “Securities”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Securities, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 6th day of November, 2007.

/s/ Thomas C. Wertheimer
Thomas C. Wertheimer